UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 05, 2025

Amtech Systems, Inc.

(Exact name of Registrant as Specified in Its Charter)

Arizona	000-11412	86-0411215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

58 S. River Drive, Suite 370
Tempe, Arizona		85288
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (480) 967-5146

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ASYS	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On March 5, 2025, Amtech Systems, Inc. (the “Registrant” or the “Company”) held its 2025 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders considered four proposals, each of which are described in detail in the Company’s definitive proxy statement dated January 24, 2025. As of January 13, 2025, there were 14,289,066 shares of the Company’s common stock issued, outstanding and eligible to vote on the proposals presented at the Annual Meeting. The total number of shares represented in person or by proxy at the Annual Meeting was 10,328,525 or 72.28% of the shares eligible to vote. The voting results for each of the proposals are set forth below.

Proposal 1 – Election of directors

The individuals listed below received the highest number of affirmative votes of the outstanding shares of the Company’s common stock present or represented by proxy and voting at the Annual Meeting and were elected at the Annual Meeting to serve a one-year term on the Company’s board of directors.

	For	Withheld	Broker Non-Votes
Robert M. Averick	7,802,300	103,694	2,422,531
Robert C. Daigle	7,851,543	54,451	2,422,531
Michael Garnreiter	7,792,291	113,703	2,422,531
Asif Y. Jakwani	7,851,206	54,788	2,422,531
Michael M. Ludwig	6,533,246	1,372,748	2,422,531

Proposal 2 – To approve the ratification of the independent registered public accountants

The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2025.

For	Against	Abstain	Broker Non-Votes
10,300,037	15,205	13,283	N/A

Proposal 3 – Advisory vote on named executive officer compensation

The shareholders approved, on an advisory basis, the compensation of the named executive officers.

For	Against	Abstain	Broker Non-Votes
3,588,276	2,372,270	1,945,448	2,422,531

Proposal 4 – Amendment to the Company’s 2022 Equity Incentive Plan

The shareholders approved, the amendment to the Company’s 2022 Equity Incentive Plan.

For	Against	Abstain	Broker Non-Votes
7,807,275	87,942	10,777	2,422,531

No other proposals were submitted to a vote of the Company’s shareholders at the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMTECH SYSTEMS, INC.

Date:	March 5, 2025	By:	/s/ Wade M. Jenke
Name: Wade M. Jenke Title: Chief Financial Officer